UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California		95054-1549
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	The Nasdaq Global Select Market

Item 7.01	Regulation FD Disclosure.

On May 8, 2019, Intel Corporation (“Intel”) held a publicly available webcast meeting for investors and the general public (the “Investor Meeting”). At the Investor Meeting, presentations discussing Intel’s strategy, financial performance, and product roadmap, among other topics, were given by (1) Robert H. Swan, Chief Executive Officer; (2) Venkata S.M. (“Murthy”) Renduchintala, Executive Vice President; Group President, Technology, Systems Architecture and Client Group, and Chief Engineering Officer; (3) Navin Shenoy, Executive Vice President; General Manager, Data Center Group; (4) Gregory M. Bryant, Senior Vice President; General Manager, Client Computing Group; and (5) George S. Davis, Executive Vice President; Chief Financial Officer. These presentations are attached as exhibits to this report.

These presentations and a recording of the webcast may also be found on Intel’s Investor Relations website, www.intc.com.

The presentations contain forward-looking statements relating to Intel’s financial plan as well as other statements that refer to future plans and expectations, including with respect to Intel’s future technologies and the expected benefits of such technologies. Such statements involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” “will,” “would,” “should,” “could,” and variations of such words and similar expressions are intended to identify forward-looking statements. Statements that refer to or are based on estimates, forecasts, projections, uncertain events or assumptions, including statements relating to total addressable market (TAM) or market opportunity, future products and the expected availability and benefits of such products, and anticipated trends in our businesses or the markets relevant to them, also identify forward-looking statements. Such statements are based on current expectations and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Important factors that could cause actual results to differ materially from the company’s expectations are set forth in Intel’s most recent earnings release dated April 25, 2019, which is included as an exhibit to Intel’s Form 8-K furnished to the Securities and Exchange Commission (“SEC”) on such date. Additional information regarding these and other factors that could affect Intel’s results is included in Intel’s Annual Report on Form 10-K for the year ended December 29, 2018, filed with the SEC on February 1, 2019.

The information in Item 7.01 of this report is furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:

Exhibit Number	Description

99.1	Investor Meeting Presentation on May 8, 2019 by Robert H. Swan

99.2	Investor Meeting Presentation on May 8, 2019 by Venkata S.M. (“Murthy”) Renduchintala

99.3	Investor Meeting Presentation on May 8, 2019 by Navin Shenoy

99.4	Investor Meeting Presentation on May 8, 2019 by Gregory M. Bryant

99.5	Investor Meeting Presentation on May 8, 2019 by George S. Davis

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: May 9, 2019	/s/ Steven R. Rodgers
Steven R. Rodgers
Executive Vice President and General Counsel